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                                                                 Exhibit 10.10

                  SECURITIES INTERMEDIARY AND ACCOUNT AGREEMENT

     This Securities Intermediary and Account Agreement (the "Agreement"), dated as of April 29, 1998, by and among U.S. Bank Trust National Association, in the capacity of Securities Intermediary ("Securities Intermediary"), U.S. Bank Trust National Association, in the capacity of Trustee ("Trustee") for the benefit of the holders of the Notes (as defined below) under the Indenture (as defined below) and as Collateral Agent (the "Collateral Agent") for the benefit of the holders of the Notes under the Security Agreement (as defined below), and Chiles Offshore LLC, a Delaware limited liability company, and Chiles Offshore Finance Corp., a Delaware corporation (together, the "Entitlement Holders").

                                 R E C I T A L S

     A. Pursuant to that Indenture dated as of April 29, 1998, by and among the Entitlement Holders, as issuers (the "Issuers"), and the Trustee and Collateral Agent (the "Indenture"), the Issuers have issued their 10% Senior Notes due 2008 (the "Notes").

     B. As security for their obligations to repay the Notes, the Issuers have executed and delivered to the Collateral Agent, in addition to the Indenture, the Escrow Security Agreement, dated as of April 29, 1998 (the "Security Agreement"), in which the Issuers grant to the Collateral Agent a security interest in the Collateral (as defined in the Security Agreement), a portion of which will be held in the Escrow Accounts (as defined below).

     C. The parties have entered into that certain Escrow Agreement, dated as of April 29, 1998 (the "Escrow Agreement"), to set forth the terms and conditions under which (i) the Securities Intermediary, as Escrow Agent, shall establish an Interest Escrow Account and a Construction Escrow Account (together, the "Escrow Accounts") to receive, hold, invest and disburse certain funds and other property held therein and (ii) the Collateral Agent shall have control of such funds and other property to perfect its security interest therein pursuant to the Security Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meaning given in the Escrow Agreement or the Security Agreement.

     2. Securities Accounts. The Escrow Accounts are "securities accounts" within the meaning of Article 8 of the Minnesota Uniform Commercial Code. All assets now or hereafter held

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in either of the Escrow Accounts are and will be "financial assets" within the meaning of Article 8 of the Minnesota Uniform Commercial Code.

     3. Securities Intermediary. In performing its duties and functions under the Escrow Agreement and the Securities Agreement as the Escrow Agent, the Securities Intermediary is acting in the capacity of a "securities intermediary" within the meaning of Article 8 of the Minnesota Uniform Commercial Code.

     4. Entitlement Holders. For all purposes relating to the interests of the Entitlement Holders with respect to all funds and other property held under the Escrow Agreement in the Escrow Accounts, the Entitlement Holders shall have and hold "securities entitlements" within the meaning of Article 8 of the Minnesota Uniform Commercial Code.

     5. Securities Intermediaries' Jurisdiction. This Agreement and the Securities Intermediary's performance of its duties and functions as a securities intermediary, including, without limitation, the perfection and priority of the securities entitlements created under the Escrow Agreement and the perfection and priority of the security interest granted under the Security Agreement, and any adverse claims asserted by any person with respect to the funds and other property held in the Escrow Accounts, shall be governed by the law of the State of Minnesota, which shall be the "securities intermediaries'" jurisdiction for purposes of such matters under the Escrow Agreement and the Security Agreement.

     6. Other Agreements Controlling. Subject only to the specific provisions of this Agreement expressly applicable to the matters addressed in the Escrow Agreement and the Security Agreement (which for only such matters the provision herein shall supersede Section 8(g) of the Escrow Agreement), the respective rights, interests, functions and duties of the parties hereto with respect to the creation and administration of the Escrow Accounts and the receipt, custody, investment disbursement and disposition of funds and other property held therein and the security interest granted herein, shall be governed by terms and conditions set forth in the Security Agreement and the Escrow Agreement.

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     IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first above written:


                                SECURITIES INTERMEDIARY:

                                U.S. BANK TRUST NATIONAL
                                ASSOCIATION

                                By:  /s/ Richard H. Prokosel
                                     ---------------------------------
                                     Name:    Richard H. Prokosol
                                     Title:   Assistant Vice President

                                TRUSTEE AND COLLATERAL AGENT:

                                U.S. BANK TRUST NATIONAL
                                  ASSOCIATION


                                By:  /s/ Richard H. Prokosel
                                     ---------------------------------
                                     Name:    Richard H. Prokosul
                                     Title:   Assistant Vice President

                                ENTITLEMENT HOLDERS:

                                CHILES OFFSHORE LLC

                                By: /s/ Dick H. Fagerstal
                                     ---------------------------------
                                     Name:    Dick H. Fagerstal
                                     Title:   Senior Vice President, Chief
                                               Financial Officer and Secretary

                                CHILES OFFSHORE FINANCE CORP.

                                By:   /s/ Dick H. Fagerstal
                                      --------------------------------
                                      Name:    Dick H. Fagerstal
                                      Title:   Senior Vice President, Chief
                                                Financial Officer and Secretary









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